UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                        ----------------------------

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported)    July 7, 2003
                                                          ------------

                         ANIXTER INTERNATIONAL INC.
          --------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


           Delaware                  1-5989             94-1658138
           --------                  ------             ----------
   (State or Other Jurisdiction    (Commission         (IRS Employer
       of Incorporation)           File Number)      Identification No.)

                   2301 Patriot Boulevard, Glenview, Illinois 60025
                   ------------------------------------------------
                  (Address of Principal Executive Offices) (Zip Code)


   Registrant's telephone number, including area code     (224) 521-8000
                                                          --------------







   ITEM 5.   OTHER EVENTS.

             On July 7, 2003, Anixter International Inc. (the "Company") received $125.0 million gross proceeds from the placement under Rule 144A of $328.8 million principal amount at maturity of 30-year zero coupon senior notes convertible into shares of the Company's common stock. Copies of the press releases relating to the announcement and final terms of the offering of the notes are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

        (c)  EXHIBITS.

             99.1 Press release, dated June 30, 2003, issued by the
                  Company.

             99.2 Press release, dated July 1, 2003, issued by the
                  Company.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ANIXTER INTERNATIONAL INC.
                                           (Registrant)


   Date: July 8, 2003                 By:  /s/ Dennis J. Letham
                                           -----------------------------
                                           Dennis J. Letham
                                           Senior Vice President -
                                           Finance and Chief Financial
                                           Officer







                                EXHIBIT INDEX
                                -------------

   Exhibit
   No.       Description
   -------   -----------

   99.1      Press release, dated June 30, 2003, issued by the Company.

   99.2      Press release, dated July 1, 2003, issued by the Company.